  YieldMax PYPL Option Income Strategy ETF

   Schedule of Investments

  July 31, 2026 (Unaudited)

PURCHASED OPTIONS - 14.1%(a)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 14.1%
PayPal Holdings, Inc., Expiration: 8/7/2026; Exercise Price: $61.00	$13,244,115	2,315	$27,780
PayPal Holdings, Inc., Expiration: 9/18/2026; Exercise Price: $50.01	13,244,115	2,315	1,823,155
			1,850,935

TOTAL PURCHASED OPTIONS (Cost $552,405)			1,850,935

SHORT-TERM INVESTMENTS - 85.8%
Money Market Funds - 2.9%		Shares	Value
First American Government Obligations Fund - Class X, 3.58%(e)		386,667	386,667

U.S. Treasury Bills - 82.9%		Principal Amount	Value
U.S. Treasury Bill, 9/3/2026, 3.35%(f)		$9,904,000	9,873,212
U.S. Treasury Bill, 2/18/2027, 3.83%(f)		1,036,000	1,014,493
			10,887,705

TOTAL SHORT-TERM INVESTMENTS (Cost $11,271,910)			11,274,372

TOTAL INVESTMENTS - 99.9% (Cost $11,824,315)			$13,125,307
Other Assets in Excess of Liabilities - 0.1%			15,566
TOTAL NET ASSETS - 100.0%			$13,140,873

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.
(d)	Non-income producing security.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2026.
(f)	The rate shown is the annualized effective yield as of July 31, 2026.

  YieldMax PYPL Option Income Strategy ETF

   Schedule of Written Options Contracts

  July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (2.2)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (1.2)%
PayPal Holdings, Inc., Expiration: 8/7/2026; Exercise Price: $58.00	$(13,244,115)	(2,315)	$(160,893)

Put Options - (1.0)%
PayPal Holdings, Inc., Expiration: 9/18/2026; Exercise Price: $50.01	(13,244,115)	(2,315)	(124,269)

TOTAL WRITTEN OPTIONS (Premiums received $1,454,687)			$(285,162)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.